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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





                          Flagstar Capital Corporation
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                Michigan                                38-3386801
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)



  5151 Corporate Drive, Troy, Michigan                  48098-2639
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(Address of principal executive offices)                (Zip Code)

   If this form relates to the             If this form relates to the
   registration of a class of securities   registration of a class of securities
   pursuant to Section 12(b) of the        pursuant to Section 12(g) of the
   Exchange Act and is effective           Exchange Act and is effective
   pursuant to General Instruction         pursuant to General Instruction
   A.(c), please check the following       A.(d), please check the following
   box. [X]                                box.  [ ]

Securities to be registered pursuant to Section 12(b) of the Act:

              Title of each class                               Name of each exchange on which
              To be so registered                               each class is to be registered
              -------------------                               ------------------------------
           Preferred Stock, Liquidation                         New York Stock Exchange
           Preference $25.00 Per Share

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None


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ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         The information required by this Item is included under the captions "Description of Series A Preferred Shares" (pages 46-51), "Business and Strategy -- Distributions" (pages 24-26), "Description of Capital Stock" (pages 52-54) and "The Company" (page 21) of the Prospectus included as part of the Registrant's Registration Statement on Form S-11, File No. 333-42933, as initially filed on December 22, 1997 (the "Form S-11"), and thereafter amended, which information is incorporated herein by reference to the Form S-11.

ITEM 2.           EXHIBITS

         The following exhibits have been filed with the Securities and Exchange
Commission:

         1.       Form Stock Certificate, incorporated by reference to Exhibit
                  4.1 of Registration Statement on Form S-11, Registration Statement No. 333-42933.

         2. Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 3(a)(i) of Registration Statement on the Form S-11, Registration Statement No. 333-42933.

         3. Bylaws, incorporated by reference to Exhibit 3(b) of the Registration Statement on Form S-11, Registration Statement No. 333-42933.


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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   Flagstar Capital Corporation

                                   By:      /s/ Thomas J. Hammond
                                       -----------------------------------------
                                   Name:  Thomas J. Hammond
                                   Title:  Chairman and Chief Executive Officer

Dated:  June 28, 2001




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